POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Janey Ahn, Benjamin Archibald, Aaron Wasserman, Jessica Holly, Gladys Chang, Bomi Lee, Charles Park, Tricia Meyer, Diana Huffman and Benjamin Niehaus of BlackRock, Inc., and Elliot Gluck, Bissie Bonner, Michael DeNiro, David Howe and Nicole Ventura and of Willkie Farr & Gallagher LLP as such person’s true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution and full power to act alone and without the other, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all statements on Form ID (including, but not limited to, obtaining the Central Index Key (“CIK”) and the CIK confirmation code (“CCC”) from the Securities and Exchange Commission), Form 3, Form 4 and Form 5 and any successor forms adopted by the Securities and Exchange Commission, as may be required by the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and the rules thereunder, and requisite documents in connection with such statements, respecting each BlackRock closed-end investment company listed on Annex A hereto and as may be formed from time to time. This power of attorney supersedes any previous versions of same, and shall be valid from the date hereof until revoked by the undersigned, and shall be automatically revoked with respect to any attorney in the event that such attorney is no longer affiliated with Willkie Farr & Gallagher LLP or BlackRock, Inc. or its affiliates (as the case may be). The undersigned hereby further ratifies and confirms any action taken by any of the above attorneys-in-fact prior to the date hereof that would be authorized hereby if the same had been taken on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of

March 15, 2024.

By: /s/ Ibrahim Kanan

Print: Ibrahim Kanan

Annex A

BlackRock 2037 Municipal Target Term Trust (BMN)

BlackRock Alpha Strategies Fund (GPS)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Capital Allocation Term Trust (BCAT)

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Credit Strategies Fund (CREDX)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced Government Fund, Inc. (EGF)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock ESG Capital Allocation Term Trust (ECAT)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Health Sciences Trust (BME)

BlackRock Health Sciences Term Trust (BMEZ)

BlackRock Income Trust, Inc. (BKT)

BlackRock Innovation and Growth Term Trust (BIGZ)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Limited Duration Income Trust (BLW)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Multi-Sector Income Trust (BIT)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Fund, Inc. (MUI)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust (BFK)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniVest Fund II, Inc. (MVT)

BlackRock MuniVest Fund, Inc. (MVF)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock New York Municipal Income Trust (BNY)

BlackRock Private Investments Fund (BPIF)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Science and Technology Term Trust (BSTZ)

BlackRock Science and Technology Trust III (BSTE)

BlackRock Taxable Municipal Bond Trust (BBN)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

BlackRock Virginia Municipal Bond Trust (BHV)